Net Income (Loss) Per Share	3 Months Ended
Mar. 31, 2020
Earnings per share [abstract]
Net Income (Loss) Per Share

20	Net income (loss) per share

The following table sets forth pertinent data relating to the computation of basic and diluted net loss per share attributable to common shareholders.

	Three months ended March 31,
	2020	2019
	$	$
Net income (loss)	779	(4,911)
Basic weighted average number of shares outstanding	21,523,416	16,440,760
Net income (loss) per share (basic)	0.04	(0.30)

Dilutive effect of stock options and DSUs	337,000	—
Dilutive effect of share purchase warrants	—	—
Diluted weighted average number of shares outstanding	21,860,416	16,440,760
Net income (loss) per share (diluted)	0.04	(0.30)

Items excluded from the calculation of diluted net loss per share because the exercise price was greater than the average market price of the common shares or due to their anti-dilutive effect
Stock options	208,357	889,685
Deferred stock units	—	—
Warrants (number of equivalent shares)	9,453,174	3,391,844

Net income (loss) per share is calculated by dividing net income (loss) by the weighted average number of shares outstanding during the relevant period. Diluted weighted average number of shares reflects the dilutive effect of equity instruments, such as any “in the money” stock options and share purchase warrants. In periods with reported net losses, all stock options and share purchase warrants are deemed anti-dilutive such that basic net loss per share and diluted net loss per share are equal, and thus “in the money” stock options and share purchase warrants have not been included in the computation of net loss per share because to do so would be anti-dilutive.